Exhibit 10.1(c)

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

April 10, 2017

among

TITAN ENERGY OPERATING, LLC,

as Borrower,

TITAN ENERGY, LLC,

as Parent,

THE OTHER GUARANTORS PARTY HERETO,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of April 10, 2017, is among TITAN ENERGY OPERATING, LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”), TITAN ENERGY, LLC, a limited liability company formed under the laws of the State of Delaware (the “Parent”), each of the other undersigned guarantors (such guarantors, together with the Parent, the “Guarantors”, and the Guarantors together with the Borrower, the “Loan Parties”), each of the Lenders that is a signatory hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement, dated as of September 1, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested that the Credit Agreement be amended to extend the period in which it can deliver (i) the financial statements required by Sections 8.01(a) and (b) for the fiscal year and fiscal quarter (respectively) in each case ending December 31, 2016 and (ii) the compliance certificates in relation to such financial statements required by Section 8.01(c).

C. The parties hereto desire to enter into this Second Amendment to amend the Credit Agreement in certain respects as set forth herein, to be effective as of the Second Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended in the manner provided in this Section 2 effective as of the Second Amendment Effective Date.

1

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Second Amendment” means that certain Second Amendment to Third Amended and Restated Credit Agreement, dated as of April 10, 2017, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” means April 10, 2017.

2.2 Restated Definitions. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, if any, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Intercreditor Agreement, the Junior Lien Intercreditor Agreement, and any and all other material agreements or instruments now or hereafter executed and delivered by any Loan Party or any other Person (other than Swap Agreements or agreements regarding the provision of Bank Products with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with the Indebtedness, this Agreement and the transactions contemplated hereby, as such agreements may be amended, modified, supplemented or restated from time to time.

2.3 Amendments to Section 8.01(a) of the Credit Agreement. Section 8.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a) Annual Financial Statements. As soon as available, but in any event in accordance with then applicable law and (i) not later than 107 days after the end of the fiscal year of the Parent ending on December 31, 2016 and (ii) not later than 100 days after the end of each other fiscal year of the Parent, its audited consolidated balance sheet and related statements of income, partners’ equity and cash flows as of the end of and for such year, setting forth, in each case, in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (with an unqualified opinion as to “going concern” and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

2.4 Amendments to Section 8.01(b) of the Credit Agreement. Section 8.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(b) Quarterly Financial Statements. As soon as available, but in any event in accordance with then applicable law and (i) not later than 107

2

days after the end of the fiscal quarter of the Parent ending on December 31, 2016 and (ii) not later than 55 days after the end of each other fiscal quarter of each fiscal year of the Parent, its consolidated balance sheet and related statements of income, partners’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth, in each case, in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

2.5 Amendments to Section 8.01(c) of the Credit Agreement. Section 8.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(c) Certificate of Financial Officer – Compliance. (i) Within four days of the delivery of financial statements under Section 8.01(a) and Section 8.01(b) for the fiscal year and fiscal quarter (respectively) of the Parent, in each case ending December 31, 2016, and (ii) otherwise concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a compliance certificate of a Financial Officer of the Parent in substantially the form of Exhibit D hereto (A) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (B) setting forth reasonably detailed calculations demonstrating compliance with Section 9.01 and (C) certifying a copy of the compliance certificate delivered for such fiscal period under any Permitted Second Lien Debt Documents or any Senior Notes. Each such certificate (including the financial statements and calculations delivered with such certificate) shall include reasonably detailed information regarding (x) any Asset Dispositions consummated during the period covered by such certificate and give effect to such Asset Disposition in the calculation of all financial covenants and other financial metrics required under this Agreement and (y) any cash dividends and distributions received by any Restricted Subsidiary from Persons other than Restricted Subsidiaries which were included in the calculations of the ratios that are the subject of Section 9.01 (which information shall include a reconciliation of the Borrower’s calculation of EBITDA versus the calculation of Consolidated Net Income in accordance with GAAP).

2.6 Amendments to Section 10.01(d) of the Credit Agreement. Section 10.01(d) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(d) (i) the Parent, the Borrower or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in Section 8.01(a)(i), Section 8.01(b)(i), Section 8.01(c)(i), Section 8.01(i), Section 8.01(m),

3

Section 8.01(t), Section 8.02(a), Section 8.17 or in Article IX or (ii) any provision of the Organizational Documents (including the Parent LLC Agreement and the Borrower LLC Agreement) is amended, supplemented or otherwise modified in any manner that is material and adverse to the interests of the Lenders;

Section 3. Conditions Precedent. The amendments contained in Section 2 hereof shall be effective on the date the following conditions are fulfilled (such date being the “Second Amendment Effective Date”):

3.1 The Administrative Agent shall have received duly executed counterparts of this Second Amendment from the Loan Parties and the Majority Lenders.

3.2 The Administrative Agent shall have received all fees, expenses and other amounts due and payable on or prior to the Second Amendment Effective Date, including all fees and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Second Amendment due and owing to Linklaters LLP, Opportune LLP and Vinson & Elkins LLP and invoiced prior to the Second Amendment Effective Date.

3.3 The Administrative Agent shall have received an executed copy of an amendment to the Second Lien Credit Agreement in form and substance reasonably satisfactory to it.

Section 4. Miscellaneous.

4.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment, and this Second Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Second Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects on and as of the Second Amendment Effective Date (other than (x) representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct in all material respects when made and (y) representations and warranties that are qualified by materiality or by reference to Material

4

Adverse Effect, in which case such representations and warranties (as so qualified) shall continue to be true and correct in all respects), (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Second Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Second Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that immediately on and as of the Second Amendment Effective Date, no Default, Event of Default or Borrowing Base Deficiency exists.

4.3 Counterparts; Integration; Effectiveness; Electronic Execution.

(a) This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Second Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent and/or the Issuing Bank, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3, this Second Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Second Amendment.

(b) The words “execution,” “signed” and “signature” shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

4.4 No Oral Agreement. THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 Governing Law. THIS SECOND AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5

4.6 Payment of Expenses. The Borrower shall pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including, without limitation, the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, in connection with the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Second Amendment and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof.

4.7 Severability. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.8 Successors and Assigns. The provisions of this Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.9 Release. EACH OF THE LOAN PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASING PARTIES”), HEREBY ACKNOWLEDGES AND STIPULATES THAT AS OF THE DATE OF THIS SECOND AMENDMENT, NONE OF THE RELEASING PARTIES HAS ANY CLAIMS OR CAUSES OF ACTION OF ANY KIND WHATSOEVER AGAINST, OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE INDEBTEDNESS OR ANY LIENS OR SECURITY INTERESTS OF, THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY OF THEIR AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, OR REPRESENTATIVES, OR AGAINST ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASED PARTIES”). IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO TO ENTER INTO THIS SECOND AMENDMENT, EACH OF THE RELEASING PARTIES HEREBY UNCONDITIONALLY WAIVES AND FULLY AND FOREVER RELEASES, REMISES, DISCHARGES AND HOLDS HARMLESS THE RELEASED PARTIES FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, DEMANDS AND LIABILITIES OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, WHICH ANY OF THE RELEASING PARTIES HAS OR MAY ACQUIRE IN THE FUTURE RELATING IN ANY WAY TO ANY EVENT, CIRCUMSTANCE, ACTION OR FAILURE TO ACT AT ANY TIME ON OR PRIOR TO THE SECOND AMENDMENT EFFECTIVE DATE, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE, AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO.

6

THIS PARAGRAPH IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE RELEASED PARTIES BY THE RELEASING PARTIES AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

[Signature pages follow]

7

The parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

BORROWER:	TITAN ENERGY OPERATING, LLC

	By:	/s/ Jeffrey M. Slotterback
	Name:	Jeffrey M. Slotterback
	Title:	Chief Financial Officer

PARENT:	TITAN ENERGY OPERATING, LLC

	By:	/s/ Jeffrey M. Slotterback
	Name:	Jeffrey M. Slotterback
	Title:	Chief Financial Officer

ATLAS RESOURCE PARTNERS HOLDINGS, LLC, a Delaware limited liability company

ATLAS ENERGY COLORADO, LLC, a Colorado limited liability company

ATLAS ENERGY INDIANA, LLC, an Indiana limited liability company

ATLAS ENERGY OHIO, LLC, an Ohio limited liability company

ATLAS ENERGY TENNESSEE, LLC, a Pennsylvania limited liability company

ATLAS NOBLE, LLC, a Delaware limited liability company

ATLAS RESOURCES, LLC, a Pennsylvania limited liability company

REI-NY, LLC, a Delaware limited liability company

RESOURCE ENERGY, LLC, a Delaware limited liability company

RESOURCE WELL SERVICES, LLC, a Delaware limited liability company

VIKING RESOURCES, LLC, a Pennsylvania limited liability company

ARP BARNETT, LLC, a Delaware limited liability company

ARP OKLAHOMA, LLC, an Oklahoma limited liability company

ARP BARNETT PIPELINE, LLC, a Delaware limited liability company

By:	/s/ Jeffrey Slotterback
Jeffrey Slotterback
Chief Financial Officer

ATLAS BARNETT, LLC, a Texas limited liability company

ARP PRODUCTION COMPANY, LLC, a
Delaware limited liability company

ARP RANGELY PRODUCTION, LLC, a
Delaware limited liability company

ARP MOUNTAINEER PRODUCTION, LLC, a
Delaware limited liability company

ATLS PRODUCTION COMPANY, LLC, an
Delaware limited liability company

ATLAS PIPELINE TENNESSEE, LLC, a
Pennsylvania limited liability company

ARP EAGLE FORD, LLC, a Texas limited liability company

ATLAS ENERGY SECURITIES, LLC, a
Delaware limited liability company

By:	/s/ Jeffrey Slotterback
Jeffrey Slotterback
Chief Financial Officer

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender, as Administrative
Agent and an Issuing Bank

By:	/s/ Bryan M. McDavid
Bryan M. McDavid
Director

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Urvashi Zutshi
Name:	Urvashi Zutshi
Title:	Managing Director

By:	/s/ Richard Klompjan
Name:	Richard Klompjan
Title:	Executive Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Edna Aguilar Mitchell
Name:	Edna Aguilar Mitchell
Title:	Director

BARCLAYS BANK PLC, as a Lender

By:	/s/ Nicole Webb
Name:	Nicole Webb
Title:	Authorized Signatory

CADENCE BANK, N.A., as a Lender

By:	/s/ Kyle Gruen
Name:	Kyle Gruen
Title:	Assistant Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Eric. J. De Santis
Name:	Eric J. De Santis
Title:	Executive Director

CAPITOL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Stephen Hartman
Name:	Stephen Hartman
Title:	Assistant Vice President

CIT BANK, N.A., formerly known as OneWest Bank, N.A., as a Lender

By:	/s/ Barbara Perich
Name:	Barbara Perich
Title:	Director

CITIBANK, N.A., as a Lender

By:	/s/ Calo Cesar Correa
Name:	Calo Cesar Correa
Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ William H. Douning
Name:	William H. Douning
Title:	Sr. Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

THE HUNTINGTON NATIONAL BANK, as a
Lender

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Senior Vice President

ING CAPITAL LLC, as a Lender

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Ataman
Name:	John Ataman
Title:	S.V.P.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

SUNTRUST BANK, as a Lender

By:	/s/ Janet R. Naifeh
Name:	Janet R. Naifeh
Title:	Senior Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Terry Donovan
Name:	Terry Donavan
Title:	Managing Director

WHITNEY BANK, as a Lender

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Senior Vice President